POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the CM Advisers Family of Funds (the "Trust"), a Delaware statutory trust, hereby appoints C. Frank Watson III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2003.


/s/ Janice Alvarez                          /s/ James Brilliant
Witness                                  James David Brilliant, Trustee
Print Name: Janice Alvarez

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the CM Advisers Family of Funds (the "Trust"), a Delaware statutory trust, hereby appoints C. Frank Watson III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2003.


/s/ Janice Alvarez                        /s/ Brian Robert Bruce
Witness                                  Brian Robert Bruce, Trustee
Print Name: Janice Alvarez

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the CM Advisers Family of Funds (the "Trust"), a Delaware statutory trust, hereby appoints C. Frank Watson III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2003.


/s/ Janice Alvarez                       /s/ Aaron Buckholtz
Witness                                  Aaron Samuel Buckholtz, Trustee
Print Name: Janice Alvarez

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the CM Advisers Family of Funds (the "Trust"), a Delaware statutory trust, hereby appoints C. Frank Watson III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2003.


/s/ Janice Alvarez                       /s/ Mark Francis Ivan
Witness                                  Mark Francis Ivan, Trustee
Print Name: Janice Alvarez

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the CM Advisers Family of Funds (the "Trust"), a Delaware statutory trust, hereby appoints C. Frank Watson III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2003.


/s/ Janice Alvarez                       /s/ Richard Mark Lewis
Witness                                  Richard Mark Lewis, Trustee
Print Name: Janice Alvarez

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the CM Advisers Family of Funds (the "Trust"), a Delaware statutory trust, hereby appoints C. Frank Watson III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2003.


/s/ Janice Alvarez                        /s/ A. Zorel Paritzky
Witness                                  Arnold Zorel Paritzky, Trustee
Print Name: Janice Alvarez

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the CM Advisers Family of Funds (the "Trust"), a Delaware statutory trust, hereby appoints C. Frank Watson III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2003.


/s/ Janice Alvarez                        /s/ William Reichenstein
Witness                                  William R. Reichenstein, Trustee
Print Name: Janice Alvarez

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the CM Advisers Family of Funds (the "Trust"), a Delaware statutory trust, hereby appoints C. Frank Watson III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2003.


/s/ Janice Alvarez                        /s/ Arnold Van Den Berg
Witness                                  Arnold Van Den Berg, Trustee
Print Name: Janice Alvarez

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the CM Advisers Family of Funds (the "Trust"), a Delaware statutory trust, hereby appoints C. Frank Watson III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2003.


/s/ Janice Alvarez                        /s/ Scott Van Den Berg
Witness                                  Scott Van Den Berg, Trustee
Print Name: Janice Alvarez